Exhibit 99.1

Gemini Therapeutics Announces Corporate Restructuring to Prioritize Late-Stage Clinical Development of GEM103 for Geographic Atrophy

CAMBRIDGE, Mass. – October 5, 2021 – Gemini Therapeutics, Inc. (Nasdaq: GMTX), a clinical stage precision medicine company developing innovative treatments for genetically-defined age-related macular degeneration (AMD), today announced a corporate restructuring, including several executive officer transitions, to prioritize assets and focus on initiating and executing GEM103’s resource-intensive pivotal trial in geographic atrophy (GA).

“Given the positive safety, biomarkers data, and pharmacokinetics observed in analyses of the initial ReGAtta study data, Gemini Therapeutics conducted a strategic review to ensure that its resources are utilized in the most efficient manner to maximize value for its shareholders. Therefore, we are shifting Gemini’s focus from a research and development organization to exclusively become a development-stage company. Gemini will concentrate its resources to advance GEM103 for the treatment of genetically defined age-related macular degeneration (AMD). GEM103 has the potential to be a best-in-class complement regulator for the treatment of GA,” said Jason Meyenburg, Chief Executive Officer of Gemini Therapeutics, Inc. “We are planning to initiate a controlled study of GEM103 in GA in early-2022, and are currently engaging with regulators regarding the design of our late-stage clinical development program.”

Corporate Restructuring and Leadership Transitions

As part of the Company’s restructuring, Gemini’s research and non-clinical programs will be ceased, including activities associated with gene therapy programs and translational research on Complement Factor H (CFH) and Complement Factor I (CFI). The Company will accordingly reduce employee headcount by 20% compared to planned 2021 year-end headcount, including the elimination or transition of certain leadership positions.

•	Georges Gemayel, Ph.D., Gemini’s Chair of the Board, will transition to serve as Executive Chair to further support and partner with the management team through these transitions.

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Avner Ingerman, M.D., has been promoted to serve as Gemini’s Chief Development Officer, taking on strategic development functions and oversight including regulatory affairs and medical affairs responsibilities.

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Brian Piekos, Chief Financial Officer, will now additionally serve as Chief Business Officer and assumes additional leadership responsibilities for various functions including manufacturing, business development, and investor relations.

•	Marissa Volpe and Patrick Truesdell will join the Company as Gemini’s Vice President of Clinical Operations and Vice President of Finance & Controller, respectively.

•	The roles of Chief Scientific Officer and Chief People Officer, held by Walter Strapps, Ph.D. and Precillia Redmond, respectively, will be eliminated by the end of the year.

Mr. Meyenburg concluded, “I want to acknowledge that this strategic transition directly impacts members of our team who played a critical role in elevating our understanding of the role of CFH in several disease conditions and advancing GEM103 into the clinic. I am grateful to the entire research team, Walter, and Precillia for their meaningful contributions, valuable partnership, and dedication to Gemini’s shared goals.”

About Gemini Therapeutics

Gemini Therapeutics is a clinical stage precision medicine company developing novel therapeutic compounds to treat genetically defined age-related macular degeneration (AMD). Gemini’s lead candidate, GEM103, is a recombinant form of human complement factor H protein (CFH) and is designed to address both complement hyperactivity and restore retinal health in patients with AMD. GEM103 is currently in a Phase 2a trial in dry AMD patients with a CFH risk variant and a Phase 1/2a study in patients with neovascular age-related macular degeneration with or at risk for macular atrophy. Gemini is also working to advance a potentiating antibody for CFH, GEM307, towards clinical development for treatment of systemic diseases. For more information, visit www.geminitherapeutics.com.

Availability of Other Information About Gemini Therapeutics

Investors and others should note that we communicate with our investors and the public using our website (www.geminitherapeutics.com), the investor relations website (https://investors.geminitherapeutics.com/), and on social media (Twitter and LinkedIn), including but not limited to investor presentations and investor fact sheets, U.S. Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that Gemini posts on these channels and websites could be deemed to be material information. As a result, Gemini encourages investors, the media, and others interested in Gemini to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on Gemini’s investor relations website and may include additional social media channels. The contents of Gemini’s website or these channels, or any other website that may be accessed from its website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Gemini’s Forward-Looking Statements

Certain statements in this press release and the information incorporated herein by reference may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the timing of and costs associated with our planned restructuring, and the benefits we expect to receive from the restructuring, the success, cost and timing of our product development activities and clinical trials, whether such data, when final, will be consistent with interim reported data, the timing to commence future clinical trials, the potential attributes and benefits of our product candidates, including GEM103, the reliability of the interim or final results of studies relating to safety and possible adverse effects resulting from the administration of our product candidates, our ability to obtain and maintain regulatory approval for our product candidates, our projected cash runway and our ability to obtain funding for our operations when needed. Forward-looking statements include statements relating to our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Gemini’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in any of our future filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. Our forward-looking statements only speak as of the date they are made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:

Argot Partners

Sherri Spear

212-600-1902

gemini@argotpartners.com

Media Contact:

Argot Partners

Joshua R. Mansbach

212-600-1902

gemini@argotpartners.com